Company Overview Investor Presentation November 2018 Exhibit 99.1

Important Information
For Investor Use
The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information.
Any discussion of the potential use or expected success of Rhopressa
®
(netarsudil ophthalmic solution) 0.02%, with respect to foreign approval or additional indications, and our current or any future product candidates is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration
(“FDA”) approval of Rhopressa
®
does not guarantee successful commercialization of Rhopressa
®
or FDA approval of Rocklatan™. For more information on
Rhopressa
®
, including prescribing information, refer to the full Rhopressa
®
product label at  www.rhopressa.com.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,”
“potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.
In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, FDA approval of Rhopressa
®
does not constitute approval of Rocklatan™, and there can be no assurance that we will receive FDA approval for Rocklatan™ or any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. In particular, FDA approval of Rhopressa
®
does not
constitute FDA approval of Rocklatan™, and there can be no assurance that we will receive FDA approval for Rocklatan™ or any future product candidates. FDA approval of Rhopressa
®
also does not constitute regulatory approval of Rhopressa
®
in jurisdictions outside the United States and there can be no assurance that we will receive regulatory approval for Rhopressa
®
in jurisdictions outside the United States. Our receipt of a Prescription Drug User Fee Act (“PDUFA”) goal date notification for Rocklatan™ does not constitute FDA approval of the Rocklatan™ New Drug Application (“NDA”), and there can be no assurance that the FDA will complete its review by the PDUFA goal date of March 14, 2019, that the FDA will not require changes or additional data that must be made or received before it will approve the NDA, if ever, or that the FDA will approve the NDA.  In addition, the preclinical research discussed in this presentation including, without limitation, the development efforts stemming from Aerie’s collaboration with DSM for the treatment of age-related macular degeneration or other ophthalmic uses, is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Aerie IOP–Reducing Products (IP 2030+)
Pipeline Activities
•
Rhopressa
®
–
24-hour IOP reduction, normal tension glaucoma, etc.
•
Retina
Program
–
AR-13503
and
AR-1105
implants
•
Sustained Release / Implant Manufacturing Platform
•
Beyond
Ophthalmology
–
potential
for
Aerie-owned
molecules
•
Rhopressa
®
(netarsudil ophthalmic solution) 0.02%
•
Successfully launched in U.S. April 30, 2018
•
Rocklatan™ (netarsudil / latanoprost ophthalmic solution) 0.02% / 0.005%
•
U.S. NDA accepted, PDUFA set for March 14, 2019
Aerie Overview
Data on file
For Investor Use
•
Globalization
Plan
Under
Way
–
Europe
and
Japan

4

Rhopressa
®
: Market Perspective
Refer
to
the
full
Rhopressa
®
product
label
at
www.rhopressa.com
For Investor Use
-
~$3B Market, 37M TRx, 61M bottles
-
Half of volume first-line (PGAs)
-
Half of volume 2-3X/Day Adjuncts
-
New drug class per drug databases
-
Once-daily dosing directed at site of pathology, the trabecular meshwork
-
Consistent IOP reduction over 12 months and across all IOPs tested, as demonstrated in clinical trials
2017 U.S. Glaucoma Market
Rhopressa
®
: HCP’s Positioning as Concomitant Therapy
Graph
Source:
IQVIA
TRx
Data
CAI: Carbonic Anhydrase Inhibitor
AA: Alpha Agonist
BB: Beta Blocker
Fixed
Combo
15%
AA
10%
Lumigan
8%
Travatan
7%
Latanoprost
37%
BB 13%
CAI
10%

5

Rhopressa
®
Formulary Coverage Increasing
For Investor Use
25%
40%
12%
40%
55%
45%
Preferred Tier
Non-preferred Tier
As of 10/01/18:
~85% of Commercial Lives Covered
~40% Medicare Part D Lives Covered
------------Commercial-------------
-----------Medicare Part D---------
9/01/18                    10/01/18                    9/01/18                  10/01/18

aerie
Pharmaceuticals, Inc.

aerie
rhopressa
2.5 mL

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
Bottles*
TRx's

Rhopressa
®
U.S. Launch Update
Weekly IQVIA Total Rx’s and Extended Units:
For Investor Use
Week 30: 11/2/18
*Actual
bottles
dispensed
exceed
TRx’s
due
to
extended
supply
plans
(e.g.,
90
days’
supply)
Rhopressa
®
has
not
been
approved
by
any
regulatory
authority
other
than
the
FDA.
5,850
4,726
Week Ending 11/9/18:
Wholesaler Shipments
to Pharmacies = 7,263

Net Sales $
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
70
60
50
40
30
20
10
0
Bottles (units)
Q1 2018
Q2 2018
Q3 2018
Net Sales $ in millions
Bottles (units) in thousands

Rhopressa
®
U.S. Launch Update
For Investor Use
Rhopressa
®
has not been approved by any regulatory authority other than the FDA.
Strong Net Sales and Volume Growth:
$136 net sales
per unit
$122 net sales
per unit

8

Early Rhopressa
®
Feedback
Physician Examples:
End-stage glaucoma patient at brink of needing surgery. Patient on maximal medical therapy (PGA/Combo/CAI) with IOP of 18 mmHg.
Added Rhopressa
®
and IOP dropped to 13 mmHg, avoiding surgery.
Patient on maximal drug therapy and inadequately controlled at 16
mmHg, with patient requiring surgery as next step. Patient IOP reduced to 12 mmHg with Rhopressa
®
and surgery canceled.
Physician added Rhopressa
®
to a patient on two medications, and
Rhopressa
®
reduced IOP from 42 mmHg to 9 mmHg.
Patient on first-line and adjunct, physician replaced previous adjunct with
Rhopressa
®
and reduced IOP from 24 mmHg to 15 mmHg.
For Investor Use
Observations on file are anecdotal, do not reflect the results of clinical trials, and are not necessarily indicative of the entire population

Active Engagement at Key Conferences
American Glaucoma Society
(AGS)
March 2018
American Society of Cataract and
Refractive Surgeons (ASCRS)
April 2018
Association of Research
in Vision and
Ophthalmology (ARVO)
April 2018
European Glaucoma Society
(EGS)
Florence, May 2018
European Society of Cataract
and Refractive Surgeons
(ESCRS)
Vienna, September 2018
For Investor Use
American Academy of
Ophthalmology (AAO)
October 2018

Rocklatan
(netarsudil
/
latanoprost
ophthalmic
solution)
0.02%
/
0.005%
Positioning as First Line Therapy:
•
Benefits
of
Rhopressa
®
while
also
targeting
the
secondary
drain
•
Achieved statistical superiority to market-leading latanoprost
-
At each of nine time points in each of the two Phase 3 trials
•
We
believe
it
may
have
the
potential
to
become
the
most
efficacious
IOP-reducing
medication
for
glaucoma
or
ocular
hypertension,
if
approved
Rocklatan
Combination Product Candidate
Data
on
file
Rocklatan
has
not
been
approved
by
the
FDA
For Investor Use
PDUFA Date Set for March 14, 2019
TM
TM
TM

Rocklatan
Efficacy
and
Safety
•
Rocklatan
demonstrated
statistical
superiority
over
its
components
(market-
leading PGA latanoprost
and Rhopressa
®
) in Mercury 1 and 2 Phase 3 trials, at
all measured time points
•
Consistent incremental IOP-reduction over latanoprost and Rhopressa
®
in the
range of 1 to 3 mmHg
•
No treatment-related serious adverse events and minimal evidence of treatment-related systemic effects. The most common adverse event is conjunctival hyperemia with ~60% incidence, majority mild and sporadic and present in 20% of subjects at baseline
•
Other
ocular
AEs
occurring
in
~5-15%
of
subjects
receiving
Rocklatan
included: cornea verticillata, conjunctival hemorrhage, eye pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis
Data on file
For Investor Use
TM
TM
Safety:
Efficacy:
TM

100%
80%
60%
40%
20%
0%
% of Patients
16%
12%
27%
*
26%
22%
43%
**
37%
35%
60%
***
49%
49%
72%
***
57%
66%
82%
**
≤ 14 mmHg
≤ 15 mmHg
≤ 16 mmHg
≤ 17 mmHg
≤ 18 mmHg
IOP on Treatment
Rhopressa® (n=148)
Latanoprost (n=203)
Rocklatan™ (n=158)

Rocklatan
TM
Phase
3
Month

Responder
Analysis:
Goal is to Achieve Lowest IOP Possible
At Month 12:  % of Patients
with IOP Reduced to 18 mmHg or Lower
*p<0.05, **p<0.01, ***p<0.0001
++
Data on File
Based on Mercury 1 Interim Analysis 2
For Investor Use

Rocklatan
Next Steps
•
Rocklatan
NDA submission accepted, with March 14,
2019 PDUFA
•
Current
U.S.
sales
force
will
be
trained
on
Rocklatan
in advance of PDUFA
•
Commercial formulary access expected to be finalized
post-approval
•
Medicare Part D formulary submission to payers expected
in April 2019
For Investor Use
TM
TM
TM

Expanding Aerie Franchise: Europe and Japan
•
Europe (2017 Europe “Big 5” Glaucoma Market: 91M units per year, 1.5X U.S.
units)
•
MAA accepted for Rhokiinsa
®
(Rhopressa
®
) in October 2018, expect 12-month
review
•
Mercury 3: 6-month safety and 90-day efficacy registration trial comparing
Rocklatan
for
non-inferiority
to
a
fixed-dose
combo
in
Europe
(Ganfort
®
)
•
If
Rhokiinsa
®
is
approved,
plan
to
submit
Rocklatan
MAA
thereafter
•
Construction of Ireland Plant in process to support worldwide commercial supply
•
Japan (2017 Glaucoma Market: 54M units per year)
•
Advancing clinical development on our own, established branch office in Tokyo
•
Phase 1 completed and Phase 2 under way in the U.S. on Japanese and
Japanese-Americans; additional Phase 2 to commence in Japan
•
Phase 3 trials expected to be conducted in Japan
For Investor Use
TM
TM

Europe Glaucoma Market:
Aerie Expects to Commercialize on Its Own (if approved)
“Big
5”
Europe
Glaucoma
Market
–
2017
$1.0B; 91M TRx*, Market Share in TRx
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Sources:
IQVIA
Analytics
Link
at
ex-manufacturer
price
level.
*TRx
calculated
from
IQVIA
unit
data
(1
month
=
1
TRx)
Non-PGA Market (47%)
PGA Market (53%)
17%
11%
13%
4%
19%
10%
5%
2 -
4 Times Daily
Once Daily
17%
Others
2%
For Investor Use
CAI
AA
Non-PGA
Fixed Combo
BB
PGA Fixed
Combo
Tafluprost
1%
Latanoprost
Travoprost
Bimatoprost

ROCK Inhibitors
Others
Unoprostone
Bimatoprost
Travoprost
CAI
AA
Latanoprost
Non-PGA Fixed Combo
Tafluprost
BB
PGA Fixed Combo

Japan Glaucoma Market:
Aerie Expects to Partner for Commercialization (if approved)
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Sources:
IQVIA
Analytics
Link
at
ex-manufacturer
price
level.
*TRx
calculated
from
IQVIA
unit
data
(1
month
=
1
TRx)
Japan
Glaucoma
Market
–
2017
$0.8B; 54M TRx*, Market Share in TRx
For Investor Use
Non-PGA Market (48%)
PGA Market (52%)
13%
9%
9%
12%
19%
6%
5%
2 -
4 Times Daily
Once Daily
(Unoprostone
is bid)
11%
8%
4%
2%

Advancing the Pipeline
AR-13503 and AR-1105 are preclinical stage molecules and have not been approved by the FDA
Additional potential Rhopressa
®
indications are being considered for further study and are not labeled indications.
•
Rhopressa
®
Research
Targets
•
24-hour IOP reduction
•
Potential in normal tension glaucoma
•
pressure)
•
Pseudoexfoliative
glaucoma
•
Corneal healing
•
Retina Program Opportunities:
AR-1105 (dexamethasone steroid) potentially for DME
AR-13503 (ROCK/PKC inhibitor) potentially for AMD and DME
•
Drug Delivery Platform
•
Focused on ophthalmic sustained release
technologies
(DSM
/
PRINT
®
)
For Investor Use
Aqueous humor dynamics (trabecular outflow, episcleral venous

18

Retinal Eye Diseases –
Aerie’s Next Chapter
The retinal disease market is twice that of glaucoma with $4.9 billion in the U.S. and $9 billion worldwide per IQVIA
Current treatments lose efficacy over time, some have very serious side effects and there are limited surgical options
The majority of current treatments require repeated injections into the patient’s eye
Aerie has two preclinical molecules for the treatment of retinal disease:
-
AR-1105 (dexamethasone steroid) for DME
-
AR-13503 (ROCK/PKC Inhibitor) for AMD/DME
Aerie also has implant and associated manufacturing platform technologies
For Investor Use
AR-1105 and AR-13503 are preclinical stage molecules and have not been approved by the FDA

19

2017 U.S. Retinal Disease Market
For Investor Use
2017 Sales: $5.3B
Unit Sales: 6.8M
Sources: Mix of public information, IQVIA and estimates
Eylea
,
$3.70
Avastin
,
$0.02
Lucentis
,
$1.44
steroids
,
$0.15
others
,
$0.02
Eylea
,
2.61
Avastin
,
3.03
Lucentis
,
0.86
steroids
,
0.23
others,
0.11

20

AR-1105: Dexamethasone Implant
•
Target indications
•
Macular edema due to diabetic retinopathy (DME)
•
Macular edema due to retinal vein occlusion (RVO)
•
Unmet need
•
First line anti-VEGF agents often not sufficient even with monthly intravitreal
(IVT) injections
•
Current second-line steroid treatments have limitations due to side effects and/or injection frequency
For Investor Use
Data on File
AR-1105 may have the potential to lower treatment burden
and improve outcomes
•
2x sustained efficacy: injections every 6 months vs. every 3 months
•
Safety: Better control of drug elution, lower exposure of non-target tissues
•
Improved IVT delivery: applicator has smaller needle (25G)
AR-1105 is a preclinical stage molecule and has not been approved by the FDA

AR-13503: A First-in-Class ROCK/PKC Inhibitor for the
Treatment of Wet AMD and DME
•
Active metabolite of netarsudil
•
Potential to improve outcomes by targeting multiple
disease processes
•
Monotherapy shows strong efficacy in preclinical models
•
Effective as adjunct to anti-VEGF therapy in preclinical
models
•
Expect durable treatment effect with injection frequency
of once every 4 –
6 months
For Investor Use
AR-13503 is a preclinical stage molecule and has not been approved by the FDA

Neovascular Area (+SEM)
25%
20%
15%
10%
5%
0%
% of Total Area

Oxygen-induced retinopathy (OIR) mouse model -
PDR
Administration: Intraperitoneal QD
For Investor Use
Preclinical
AR-13503
Provides
Efficacy
Similar
to
Eylea
®
in a Proliferative Diabetic Retinopathy Model
Vehicle
(n=14)
1.25 mg/kg AR-13503
(n=16)
1 mg/kg Eylea
(n=14)
Data on File
For
more
information
on
Eylea®
please
see
the
product
webpage
https://www.eylea.us/

***
*
35%
30%
25%
20%
15%
10%
5%
0%
% of Total Area
-40%
-60%
Vehicle
n=12
Eylea (sub-optimal dose)
n=12
AR-13503 (sub-optimal dose)
n=14
Combination
n=8

AR-13503 Synergistic to Eylea
®
in Mouse Model of
Proliferative Diabetic Retinopathy
Oxygen-induced retinopathy (OIR) mouse model -
PDR
Administration: Intraperitoneal QD
* :    p<0.01
*** : p<0.0001
For Investor Use
Neovascular Area (+SEM)
Data on File
Sub-optimal dose levels selected in the study to provide less than maximal efficacy
For
more
information
on
Eylea®
please
see
the
product
webpage
https://www.eylea.us/

DSM Collaboration –
Implant Delivery Technology
•
Bio-erodible implant technology
•
Aerie now has a worldwide exclusive license for all ophthalmic indications
•
Broad sustained release platform for treatment of Wet AMD and DME, as well as glaucoma
•
Promising results from ongoing feasibility study
•
Evaluating AR-13503 (ROCK/PKC inhibitor) and related Aerie compounds
•
Linear sustained elution rates over several months
•
Achieved target retinal drug concentrations
•
Aerie also has access to DSM’s preclinical stage latanoprost implant for glaucoma
For Investor Use
Data on File

PRINT
®
Technology for Ophthalmology
Micropatterned
Template
Mold formation
Mold Filling
(e.g. drug/polymer)
Particle Array
PRINT= Particle Replication In Non-wetting Templates
Aerie has the rights to use this technology for ophthalmic applications
Proprietary technology capable of creating precisely engineered sustained-release products using fully scalable manufacturing processes
Expected to accelerate development of Aerie’s retinal disease program, including pre-clinical AR-13503 and AR-1105, and other ophthalmic indications
For Investor Use
Excellent Control Over Particle Size, Shape and Formulation:
Aerie’s Ophthalmic Implant Manufacturing Platform

Evaluating Aerie’s 3,500+ Owned Molecules
ROCK
•
Commencing screening for
additional indications beyond
ophthalmology
•
ROCK inhibition should have
potential in:
•
Pulmonary health,
including pulmonary
fibrosis and bronchial
asthma
•
Dermatology indications
•
Cancer
•
Others
Relationship tree of human kinases.  TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies
For Investor Use
Aerie molecules inhibit
both ROCK1
and ROCK2

Summary
•
Key Priorities
•
Rhopressa
®
:  Successful launch execution
•
Rocklatan
TM
:   U.S. PDUFA set for March 14, 2019
•
Globalization Strategy
•
Europe/Japan clinical path and commercialization strategy
•
Ireland Manufacturing Facility
•
Research Initiatives
•
Rhopressa
®
24-hour IOP reduction, normal tension glaucoma,
aqueous humor dynamics, pseudoexfoliative
glaucoma, corneal healing
•
Retina Program:
-
File IND for AR-1105 in 4Q 2018 and AR-13503 in 1H 2019, enter clinic in 2019
•
Broad sustained release ophthalmic implant and manufacturing platform
•
Evaluating Aerie’s ROCK inhibitors beyond ophthalmology
•
Well-Financed
•
$236M cash/investments at 9/30/18; $100M undrawn credit facility
For Investor Use